EXHIBIT 10.3

SECOND MODIFICATION OF SECURED CONVERTIBLE CONTINGENT
PROMISSORY NOTE

     THIS SECOND MODIFICATION OF SECURED CONVERTIBLE CONTINGENT PROMISSORY NOTE (this “Second Modification ”) dated as of December 17, 2009, is made by and among IPRINT TECHNOLOGIES, LLC, a Delaware limited liability company (" Maker "), MTS PARTNERS, INC. (fka iPRINT TECHNOLOGIES, INC.), a California corporation (" Payee "), AMERICAN TONERSERV CORP., a Delaware corporation (" ATS "), and certain other parties.

RECITALS

A.	The Maker, Payee, and ATS are parties to that certain SECURED CONVERTIBLE CONTINGENT PROMISSORY NOTE dated October 31, 2008, MODIFICATION OF SECURED CONTINGENT PROMISSORY NOTE NO. 1, SECURED CONTINGENT PROMISSORY NOTE NO. 2 AND SECURED CONVERTIBLE CONTINGENT PROMISSORY NOTE, dated February 16, 2009 and MODIFICATION OF SECURED CONVERTIBLE CONTINGENT PROMISSORY NOTE, dated November 16, 2009 (collectively, the “Contingent Note”) .

B.	The Maker, Payee and ATS desire to amend the Contingent Note in accordance with this Second Modification.

     NOW, THEREFORE, in consideration of the covenants and conditions contained herein, the parties agree as follows:

     1. Definitions . Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Contingent Note.

     2. Amendment to Section 5. Section 5 of the Contingent Note entitled “Late Charge” is hereby amended and modified to read in its entirety as follows:

     “If any payment of principal or interest under this Note shall not be made after the issuance of written notice that such payment is due, a late charge of five percent (5%) of the overdue amount will be charged by Payee. Such late charge is in addition to the interest that shall continue to accrue, which additional interest shall be paid with the late charge. The late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs sustained and the frustration suffered by Payee due to the failure of Maker to make timely payments. Maker further agrees that proof of actual damages would be costly or inconvenient. Such late charge shall be immediately due and payable and shall be paid without prejudice to the right of Payee to collect any other amounts to be paid or to declare a default under this Note, or from exercising any of the other rights and remedies of Payee.”

     3. Amendment to Section 10(a) . Section 10(a) of the Contingent Note entitled “Nonpayment” is hereby amended and modified to read in its entirety as follows:

“Maker fails to make a payment due under this Note.”

     4. Maker shall continue to make regular payments under the terms of the Contingent Note, with Maker and ATS acknowledging that a payment was due on November 30, 2009.

     5. Except as expressly amended hereby, the Contingent Note shall remain unchanged. The Contingent Note, as amended hereby, shall remain in full force and effect. From and after the date of this Second Modification, references to the Contingent Note shall be deemed to refer to the Contingent Note as amended hereby. All other terms and conditions of the Contingent Note not specifically modified hereby are incorporated herein and shall remain in full force and effect.

     6. This Second Modification may be executed in any number of counterparts, each of which shall be deemed to be one and the same instrument. The exchange of copies of this Second Modification and of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this Second Modification as to the parties and may be used in lieu of the original Modification for all purposes. Signatures of the parties transmitted by facsimile or other electronic means shall be deemed to be their original signatures for all purposes.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Second Modification of Secured Convertible Contingent Promissory Note as of the date first set forth above.

MAKER:

iPRINT TECHNOLOGIES, LLC,
a Delaware limited liability company

By:	AMERICAN TONERSERV CORP. ,
a Delaware corporation
Its:	Managing Member

By:	/s/ Chuck Mache
Chuck Mache
Its:	President and CEO

ATS:

AMERICAN TONERSERV CORP. ,
a Delaware corporation

By:	/s/ Chuck Mache
Chuck Mache,
Its:	President and CEO

PAYEE:

MTS PARTNERS, INC. (fka iPRINT
TECHNOLOGIES, INC. ),
a California corporation

By:	/s/ Chad Solter
Chad Solter
Its:	President and Secretary